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                                                                    Exhibit 10.4

[NOTE: THIS WARRANT IS NOT TO BE ISSUED UNTIL THE WARRANT ISSUANCE CONDITION HAS BEEN SATISFIED]

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

No.: 1999-AA1

Date: [______ __], 1999

                          WARRANT TO PURCHASE SHARES OF
                               THE COMMON STOCK OF
                             TREGA BIOSCIENCES, INC.

         This is to certify that, for value received, CHEMNAVIGATOR.COM, INC, a Delaware corporation (the "HOLDER"), is entitled to purchase, subject to the provisions of this Warrant, from TREGA BIOSCIENCES, INC., a Delaware corporation (the "COMPANY"), up to 294,167 shares of the common stock, $0.001 par value, of the Company ("COMMON STOCK"), at an exercise price of $5.00 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid therefor may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "WARRANT SHARES," and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "EXERCISE PRICE."

         1. EXERCISE OF WARRANT. Subject to the provisions and conditions set forth herein, this Warrant may be exercised in whole or in part at any time during the period beginning on the date hereof and ending not later than 5:00
p.m. Pacific Time on August    , 2009 (the "EXPIRATION DATE").

            (a) METHODS. The Holder may exercise this Warrant, in whole or in part, by either of the following methods:

            (x) Delivery to the Company at its principal office of (i) a written notice of the Holder's election to exercise this Warrant (in the form attached hereto as EXHIBIT A), which notice shall specify the number of Warrant Shares to be purchased, (ii) this Warrant and (iii) a sum equal to the aggregate Exercise Price therefor payable by wire transfer of immediately available funds to a bank account specified by the Company or by such other method as the Company and the Holder may otherwise agree; or

            (y) In a "CASHLESS" or "NET-ISSUE" exercise by delivery to the
                Company at its principal office of this Warrant and a written notice of the Holder's election to exercise this Warrant (in the form attached hereto as EXHIBIT A and marked to reflect the net-issue exercise), which notice shall specify the number of shares of Common Stock to be delivered to the Holder and the number of shares of Common Stock with respect to which this Warrant is being surrendered in payment of the aggregate Exercise Price for the shares of Common Stock to

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                be delivered to the Holder. Upon such exercise, the Holder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to the Holder a number of shares of the Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

                X = Y (A-B)
                    -------
                       A

       Where:   X = the number of shares of Common Stock to be issued to the
                    Holder under this Section 1(a);

                Y = the number of shares of Common Stock purchasable under this Warrant, or any lesser number of shares as to which this Warrant is being exercised (at the date of such calculation);

                A = the fair market value of one Warrant Share (at the date of such calculation);

                B = the Exercise Price (as adjusted to the date of such
                    calculation).

                (b) FAIR MARKET VALUE. For purposes of this Warrant, "FAIR MARKET VALUE" of one share of Common Stock shall mean:

                (1) the average closing price per share of the Common Stock over the most recent ten (10) trading days on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

                (2) if not listed or traded on any such exchange, the average last reported sales price per share on the Nasdaq National Market or the Nasdaq Small-Cap Market over the most recent ten (10) trading days, or

                (3) if not listed or traded on any such exchange or Nasdaq, the average, over the most recent ten (10) trading days, of each such day's last bid and asked price per share as reported in the "PINK SHEETS" published by the National Quotation Bureau, Inc., or

                (4) if such quotations are not available, the fair market value per share of the Common Stock on the date such notice was received by the Company as reasonably determined by the Board of Directors of the Company.

                (c) NOTICE. Any notice of exercise given pursuant to this
Section 1 may be in the form attached hereto as EXHIBIT A. Upon delivery thereof, the Company shall cause to be executed and delivered to the Holder within five (5) business days a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

                (d) CERTIFICATES. The stock certificate or certificates for shares of Common Stock so delivered shall be in such denominations as may be specified in the notice and shall be registered in the name of the Holder.

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Such certificate or certificates shall be deemed to have been issued and the
Holder shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder, as of the time the notice is delivered to the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates for shares of Common Stock, deliver to the Holder a new Warrant dated the date it is issued, evidencing the rights of the Holder to purchase the remaining shares of Common Stock, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the Warrant shall be returned to the Holder.

                (e) EXPENSES. The Company shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issue and delivery of stock certificates under this Section 1.

                (f) VALID ISSUANCE. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all liens and other encumbrances thereon, other than liens or other encumbrances created by the Holder.

         2. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of the Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

         3. FRACTIONAL SHARES. The Company shall not be required to issue fractions of shares on the exercise of this Warrant. If any fraction of a share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company will (1) if the fraction of a share otherwise issuable is equal to or less than one-half, round down and issue to the Holder only the largest whole number of shares of Common Stock to which the Holder is otherwise entitled, or (2) if the fraction of a share otherwise issuable is greater than one-half, round-up and issue to the Holder one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the Holder is otherwise entitled.

         4. EXCHANGE, LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of such indemnification as the Company may in its discretion impose, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver to the Holder a new Warrant of like tenor and date.

         5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

         6. ANTIDILUTION PROVISIONS. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided:

                (a) STOCK DIVIDEND. In case the Company shall issue Common Stock as a dividend upon Common Stock or in payment of a dividend thereon, shall subdivide the number of outstanding shares of Common Stock into a greater number of shares or shall contract the number of outstanding shares of Common Stock into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of stockholders entitled to receive such dividend or be subject to such subdivision or contraction, to the price (computed to the nearest cent) determined by dividing (x) the product obtained by multiplying the Exercise Price in effect immediately prior to the close of business on such record date by the number of shares of Common Stock outstanding prior to such dividend, subdivision or contraction, by (y) the sum

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of the number of shares of Common Stock outstanding immediately after such dividend, subdivision, or contraction.

                (b) REORGANIZATION. If any capital reorganization or reclassification of the capital stock of the Company (other than as set forth in subsection (a) of this Section 6), or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of this Warrant (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares issuable upon the exercise of this Warrant) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                (c) NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to subsection (a) of this Section 6, the number of shares of Common Stock specified in this Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of this Warrant and dividing the product so obtained by the Exercise Price in effect after such adjustment.

                (d) CONTINUING EFFECTIVENESS. Irrespective of any adjustments of the number or kind of securities issuable upon exercise of this Warrant or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number of shares of Common Stock and Exercise Price as are stated in similar Warrants previously issued.

                (e) ACCOUNTING FIRM. The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company's Board of Directors, to make any computation required under this Section 6 and a certificate signed by such firm shall be conclusive evidence of any computation made under this Section 6.

                (f) ADJUSTMENT CERTIFICATE. Whenever there is an adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of this Warrant, or both, as provided in this Section 6, the Company shall (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board or the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth the facts requiring such adjustment and the number and kind of securities issuable upon exercise of this Warrant after such adjustment; and

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(ii) cause a notice stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of this Warrant to be sent to the Holder.

                (g) ADJUSTMENT EVENTS. The Exercise Price and the number of shares issuable upon exercise of this Warrant shall not be adjusted except in the manner and only upon the occurrence of the events heretofore specifically referred to in this Section 6.

                (h) BOARD ACTIONS. The Board of Directors of the Company may, in its sole discretion, (i) reduce the Exercise Price, (ii) increase the number of shares of Common Stock issuable upon exercise of this Warrant and/or (iii) provide for the issuance of other securities (in addition to the shares of Common Stock otherwise issuable upon exercise of this Warrant) upon exercise of this Warrant.

         7. NO TRANSFERS. This Warrant is not assignable. The Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of unless the Holder provides the Company with an opinion of counsel in form and substance satisfactory to the Company that the Warrant Shares or such other security may be legally transferred without violating the Securities Act of 1933, as amended (the "1933 ACT"), and any other applicable securities law and then only against receipt of an agreement of the transferee to comply with the provisions of this Section 7 with respect to any resale or other disposition of such securities.

                (a) ACKNOWLEDGEMENTS. The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares issuable upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the 1933 Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                (b) RESTRICTIVE LEGENDS. This Warrant shall (and any Warrant issued in substitution for this Warrant shall) be stamped or otherwise imprinted with a legend in substantially the following form:

         "THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

Each stock certificate for Warrant Shares issued upon the exercise of this Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

Notwithstanding the foregoing, the Holder may require the Company to issue a stock certificate for Warrant Shares

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without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the 1933 Act or sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) or (ii) the Holder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares.

         8. OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.


                                   TREGA BIOSCIENCES, INC.



                                   By: ______________________________________
                                   Name:  Michael G. Grey
                                   Title:  President & Chief Executive Officer

Dated:  [______ __], 1999

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THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                  EXERCISE FORM

              (To be executed upon exercise of Warrant No. 1999-AA1)

         The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant, to purchase Warrant Shares and (check one):

         / /      herewith tenders payment for        of the Warrant Shares to
                  the order of Trega Biosciences, Inc. in the amount of
                  $         in accordance with the terms of this Warrant; or

         / /      herewith tenders this Warrant for         Warrant Shares
                  pursuant to the "net- issue" provisions of Section 1 of the Warrant.

The undersigned requests that a certificate (or certificates) for such Warrant Shares be registered in the name of the undersigned and that such certificate (or certificates) be delivered to the undersigned's address below.

         In exercising the Warrant, the undersigned hereby confirms and acknowledges that the Warrant Shares are being acquired for investment solely for the account of the undersigned and not as a nominee for any other party, and that the undersigned will not offer, sell or otherwise dispose of any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         Dated:  ___________________.

                 Signature            ___________________________________

                                      ___________________________________
                                          (Print Name)
                                      ___________________________________
                                          (Street Address)
                                      ___________________________________

                                      ___________________________________
                                      (City)        (State)    (Zip Code)

If said number of shares shall not be all the shares purchasable under the Warrant, a new Warrant is to be issued in the name of the Holder for the balance remaining of the shares purchasable thereunder.

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